CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734



                             PRELIMINARY TERM SHEET


                          [$829,787,000] (APPROXIMATE)

                           WASHINGTON MUTUAL BANK, FA
                               Seller and Servicer

              Credit Suisse First Boston Mortgage Securities Corp.
                                    Depositor

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR5


+/- 5% variance on balances and +/- 5bp variance on coupons.


OFFERED CERTIFICATES:

                                                            Original     Initial             Avg. Life              Appx.
                                                            --------     -------             ---------              -----
 Tranche                Type                S&P / Moodys     Amount     Coupon(1)   Maturity (Yrs.)(2)  Yield(3)    Price    CPR
 -------                ----                ------------     ------     ---------   -------- ---------  --------    -----    ---
   I-A         SENIOR / PASS-THROUGH           AAA/Aaa    [808,072,000] [5.9256]%    12/2039    2.60     5.254%    $101-00    30
   B-1       SUBORDINATE / PASS-THROUGH        AA/Aa2     [10,440,000]  [5.9256]%    12/2039    4.95     5.502%    $100-31    30
   B-2       SUBORDINATE / PASS-THROUGH         A/A2      [7,517,000]   [5.9256]%    12/2039    4.95     5.707%    $100-04    30
   B-3       SUBORDINATE / PASS-THROUGH       BBB/Baa2    [3,758,000]   [5.9256]%    12/2039    4.95     7.056%     $94-26    30
   R-I           SENIOR / RESIDUAL             AAA/Aaa         50       [5.9256]%    12/2039     -          -         -       30
  R-II           SENIOR / RESIDUAL             AAA/Aaa         50       [5.9256]%    12/2039     -          -         -       30


NON-OFFERED CERTIFICATES:

                                                            Original     Initial             Avg. Life              Appx.
                                                            --------     -------             ---------              -----
 Tranche                Type                S&P / Moodys     Amount     Coupon(1)   Maturity (Yrs.)(2)  Yield(3)    Price    CPR
 -------                ----                ------------     ------     ---------   -------- ---------  --------    -----    ---
   B-4      SUBORDINATE / PASS-THROUGH         BB/Ba2      [1,670,000]   [5.9256]%    12/2039       -      CALL      DESK    30
   B-5      SUBORDINATE / PASS-THROUGH          B/B2       [1,253,000]   [5.9256]%    12/2039       -      CALL      DESK    30
   B-6      SUBORDINATE / PASS-THROUGH           NR         [2,505,000]  [5.9256]%    12/2039       -      CALL      DESK    30


(1) The initial pass-through rate on the Certificates is approximately [5.9256%] per annum. After the first distribution date, the per annum pass-through rate for each class will equal the weighted average of the net interest rates on the mortgage loans. The net interest rate on each mortgage loan will equal its gross interest rate less 1.20%.
(2)  The bonds are run to a 1% cleanup call.
(3) The yields are calculated assuming a constant 4.08892% MTA index and 2.34779% 1yrCMT index.


                                Lead Underwriter
                           CREDIT SUISSE FIRST BOSTON
                                   Co-Managers
                            BEAR, STEARNS & CO. INC.
                                 LEHMAN BROTHERS
                          KEEFE, BRUYETTE & WOODS, INC.
                         SANDLER O'NEIL & PARTNERS, L.P.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


     THE INFORMATION CONTAINED IN THE ATTACHED MATERIALS IS REFERRED TO AS THE "INFORMATION". THE INFORMATION HAS BEEN PROVIDED BY CREDIT SUISSE FIRST BOSTON CORPORATION. NEITHER THE ISSUER OF THE CERTIFICATES, THE DEPOSITOR, NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     THE INFORMATION ADDRESSES ONLY CERTAIN ASPECTS OF THE APPLICABLE CERTIFICATES' CHARACTERISTICS AND THUS DOES NOT PROVIDE A COMPLETE ASSESSMENT. AS SUCH, THE INFORMATION MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES. THE ASSUMPTIONS UNDERLYING THE INFORMATION, INCLUDING STRUCTURE AND COLLATERAL, MAY BE MODIFIED FROM TIME TO TIME TO REFLECT CHANGED CIRCUMSTANCES.

     ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO THE CERTIFICATES DISCUSSED IN THIS COMMUNICATION HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES DISCUSSED IN THIS COMMUNICATION HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY OFFER OR SALE OF THE CERTIFICATES DISCUSSED IN THIS COMMUNICATION IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. PROSPECTIVE PURCHASERS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES DISCUSSED IN THIS COMMUNICATION FOR
DEFINITIVE INFORMATION ON ANY MATTER DISCUSSED IN THIS COMMUNICATION. ANY INVESTMENT DECISION SHOULD BE BASED ONLY ON THE DATA IN THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT ("OFFERING DOCUMENTS") AND THE THEN CURRENT VERSION OF THE INFORMATION. OFFERING DOCUMENTS CONTAIN DATA THAT IS CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT. A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED BY CONTACTING THE CREDIT SUISSE FIRST BOSTON CORPORATION TRADING DESK AT (212) 538-3831.


CREDIT ENHANCEMENT

SUBORDINATION: The Class A Certificates will receive distributions of interest and principal before the Class B Certificates are entitled to receive distributions of interest or principal. The Class B Certificates absorb most losses on the mortgage loans prior to the Class A Certificates.

It is anticipated that the subordination which provides credit enhancement for the Class A Certificates will initially equal [3.25]%. It is anticipated that the subordination which provides credit enhancement for the Class B1 Certificates will initially equal [2.00]%. The anticipated subordination for the Class B2 Certificates will initially equal [1.10]%, and the anticipated subordination for the Class B3 Certificates will initially equal [0.65]%.

SHIFTING OF INTERESTS: The Class A Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date. During the next four years, these senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of the Class A Certificates will be paid the full amount of principal to which they are entitled.

On any distribution date, if the percentage of the Class A Certificates exceeds their initial percentage, the Class A Certificates will receive 100% of the principal payments on the mortgage loans in the related loan group. On any distribution date, provided that cumulative realized losses for the mortgage loans do not exceed 30% of the aggregate original Class Principal Balance of the Class B Certificates, (i) if on or before the distribution date in November 2004, the Class B percentage of such distribution date is greater than or equal to twice their percentage as of the closing date, then the Class B Certificates will receive 50% of their pro-rata share of principal prepayments, and (ii) if after the distribution date in November 2004, the Class B percentage of such distribution date is greater than or equal to twice the Class B percentage as of the closing date, then the Class B Certificates will receive 100% of their pro-rata share of principal prepayments.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


PRIORITY OF DISTRIBUTIONS

On each distribution date, the trustee will withdraw from the Certificate Account an amount equal to the Available Distribution Amount and distribute such amount in the following order of priority:

(a) to the Holders of Senior Certificates the related Interest Distribution Amount for each class of Senior Certificates and any Cumulative Interest Shortfall Amount for each class of Senior Certificates; provided that if the Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause, the Available Distribution Amount shall be first paid to the holders of the Class R Certificates in respect of Interest Distribution Amount related thereto and the Cumulative Interest Shortfall Amount related thereto;

(b) the Senior Principal Distribution Amount to the Class R Certificates until the Certificate Principal balance thereof has been reduced to zero and then to the Class A Certificates;

(c) to the Holders of the Class B-1 Certificates, to the extent of the related Available Distribution Amount remaining, the Interest Distribution Amount for the Class B-1 Certificates and any Cumulative Interest Shortfall Amount for the Class B-1 Certificates;

(d) to the Holders of the Class B-1 Certificates, to the extent of the related Available Distribution Amount remaining, an amount equal to the Subordinate Principal Distribution Amount for such class of Certificates for such distribution date;

(e) to the Holders of the Class B-2 Certificates, to the extent of the related Available Distribution Amount remaining, the Interest Distribution Amount for the Class B-2 Certificates and any Cumulative Interest Shortfall Amount for the Class B-2 Certificates;

(f) to the Holders of the Class B-2 Certificates, to the extent of the related Available Distribution Amount remaining, an amount equal to the Subordinate Principal Distribution Amount for such class of Certificates for such distribution date;

(g) to the Holders of the Class B-3 Certificates, to the extent of the related Available Distribution Amount remaining, the Interest Distribution Amount for the Class B-3 Certificates and any Cumulative Interest Shortfall Amount for the Class B-3 Certificates;

(h) to the Holders of the Class B-3 Certificates, to the extent of the related Available Distribution Amount remaining, an amount equal to the Subordinate Principal Distribution Amount for such class of Certificates for such distribution date;

(i) to the Holders of the Class B-4 Certificates, to the extent of the related Available Distribution Amount remaining, the Interest Distribution Amount for the Class B-4 Certificates and any Cumulative Interest Shortfall Amount for the Class B-4 Certificates;

(j) to the Holders of the Class B-4 Certificates, to the extent of the related Available Distribution Amount remaining, an amount equal to the Subordinate Principal Distribution Amount for such class of Certificates for such distribution date;



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


(k) to the Holders of the Class B-5 Certificates, to the extent of the related Available Distribution Amount remaining, the Interest Distribution Amount for the Class B-5 Certificates and any Cumulative Interest Shortfall Amount for the Class B-5 Certificates;

(l) to the Holders of the Class B-5 Certificates, to the extent of the related Available Distribution Amount remaining, an amount equal to the Subordinate Principal Distribution Amount for such class of Certificates for such distribution date;

(m) to the Holders of the Class B-6 Certificates, to the extent of the related Available Distribution Amount remaining, the Interest Distribution Amount for the Class B-6 Certificates and any Cumulative Interest Shortfall Amount for the Class B-6 Certificates;

(n) to the Holders of the Class B-6 Certificates, to the extent of the related Available Distribution Amount remaining, an amount equal to the Subordinate Principal Distribution Amount for such class of Certificates for such distribution date; and

(o) to the Class R-I Certificates, the balance of any remaining Available Distribution Amount.





















This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


SUMMARY
Title of series........................   WAMU       Mortgage       Pass-Through
                                          Certificates, Series 2001-AR5.

Depositor..............................   Credit  Suisse First  Boston  Mortgage
                                          Securities Corp.

Seller.................................   Washington Mutual Bank, FA.

Servicer...............................   Washington Mutual Bank, FA.

Trustee................................   Bank One, National Association.

Mortgage pool..........................   Approximately  [1,902] adjustable rate
                                          mortgage   loans  with  an   aggregate
                                          principal   balance  of  approximately
                                          [$835,216,666] as of the cut-off date,
                                          secured  by  first  liens  on  one- to
                                          four-family residential properties.

Cut-off date...........................   [November 1, 2001].

Closing date...........................   On or about [December 7, 2001].

Distribution dates.....................   On the 19th day of each  month,  or if
                                          the 19th day is not a business day, on
                                          the succeeding  business day beginning
                                          in December 2001.

Accrual Period.........................   For   any   distribution   date,   the
                                          calendar month  immediately  preceding
                                          that distribution date (30/360).

Delay..................................   18 days.

Optional Termination...................   On any  distribution  date on or after
                                          which the aggregate  Stated  Principal
                                          Balance of the mortgage  loans is less
                                          than or equal  to 1% of the  aggregate
                                          Stated   Principal   Balance   of  the
                                          mortgage loans as of the cut-off date,
                                          Washington  Mutual Bank, FA. will have
                                          the option to  purchase  the  mortgage
                                          loans.

Pricing Speed..........................   30 CPR.

Scheduled final distribution date......   [December 19, 2039].  The actual final
                                          distribution     date     could     be
                                          substantially earlier.

Form of offered certificates...........   The offered  certificates,  other than
                                          the  Class  R  Certificates,  will  be
                                          book-entry  certificates.  The Class R
                                          Certificates    will    be    physical
                                          certificates.

Minimum denominations..................   For the Class A, Class B-1,  Class B-2
                                          and Class B-3  Certificates:  $25,000.
                                          For  the  Class  R-I  and  Class  R-II
                                          Certificates:      20%      percentage
                                          interests.  [For the Class B-4,  Class
                                          B-5  and   Class   B-6   Certificates:
                                          $250,000.]



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


COLLATERAL SUMMARY


1.  MORTGAGE RATES(%)
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Mortgage Rates %                Loans        Balance        Group
================================================================================
3.751 - 4.000                         2     2,410,237.65        0.29
5.501 - 5.750                         1       238,677.27        0.03
5.751 - 6.000                        13     5,817,785.43        0.70
6.001 - 6.250                        78    35,071,310.91        4.20
6.251 - 6.500                       120    54,548,062.28        6.53
6.501 - 6.750                       406   190,161,667.13       22.77
6.751 - 7.000                       459   202,740,498.63       24.27
7.001 - 7.250                       251   106,051,717.67       12.70
7.251 - 7.500                       180    76,125,105.57        9.11
7.501 - 7.750                        95    39,374,402.73        4.71
7.751 - 8.000                        93    35,292,565.29        4.23
8.001 - 8.250                        35    11,441,860.15        1.37
8.251 - 8.500                        40    15,074,624.04        1.80
8.501 - 8.750                        68    33,131,144.75        3.97
8.751 - 9.000                        53    24,311,731.71        2.91
9.001 - 9.250                         6     2,818,402.65        0.34
9.251 - 9.500                         2       606,872.25        0.07
--------------------------------------------------------------------------------
Total:                            1 902   835 216,666.11      100.00
--------------------------------------------------------------------------------
Max: 9.358
Min: 3.950
Wgt Avg: 7.126
================================================================================


2.  CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCES ($)
================================================================================
                              Number of
Cut-off Date Mortgage Loan    Mortgage      Principal    Percent of
Principal Balances ($)          Loans        Balance        Group
================================================================================
0.01 - 25,000.00                       1         7,469.82        0.00
25,000.01 - 50,000.00                  3       121,070.82        0.01
50,000.01 - 75,000.00                  1        64,846.24        0.01
75,000.01 - 100,000.00                 2       166,518.15        0.02
100,000.01 - 125,000.00                4       438,891.61        0.05
125,000.01 - 150,000.00                3       417,694.90        0.05
150,000.01 - 175,000.00                1       166,365.27        0.02
175,000.01 - 200,000.00                2       382,504.34        0.05
200,000.01 - 250,000.00              149    35,971,133.38        4.31
250,000.01 - 300,000.00              412   113,708,697.48       13.61
300,000.01 - 400,000.00              525   180,949,041.93       21.66
400,000.01 - 500,000.00              298   133,204,640.79       15.95
500,000.01 - 600,000.00              179    98,840,866.37       11.83
600,000.01 - 700,000.00              123    79,274,917.52        9.49
700,000.01 - 800,000.00               62    46,688,772.19        5.59
800,000.01 - 900,000.00               42    35,470,413.36        4.25
900,000.01 - 1,000,000.00             58    55,500,792.12        6.65
1,000,000.01 - 1,100,000.00            4     4,228,288.24        0.51
1,100,000.01 >=                       33    49,613,741.58        5.94
--------------------------------------------------------------------------------
Total:                             1,902   835,216,666.11      100.00
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


3.  PROPERTY TYPE
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Property Type                   Loans        Balance        Group
================================================================================
Single Family Residence             1,616 724,570,997.44       86.75
Townhouse                               3     941,954.81        0.11
Condo                                 156  52,795,041.26        6.32
2-4 Family                             96  42,781,727.26        5.12
PUD                                    31  14,126,945.34        1.69
--------------------------------------------------------------------------------
Total:                              1,902 835,216,666.11      100.00
================================================================================


4.  MORTGAGE LOAN PURPOSES
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Mortgage Loan Purposes          Loans        Balance       Group
================================================================================
Purchase                            901   358,526,455.99      42.93
Refinance - Rate Term               323   158,977,498.94      19.03
Refinance - Cashout                 669   314,387,699.38      37.64
Home Improvement                      9     3,325,011.80       0.40
--------------------------------------------------------------------------------
Total:                            1,902   835,216,666.11     100.00
================================================================================


5.  OCCUPANCY TYPES
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Occupancy Types                 Loans        Balance       Group
================================================================================
Primary                           1,792   797,305,180.08       95.46
Second Home                           8     3,062,438.04        0.37
Investment                          102    34,849,047.99        4.17
--------------------------------------------------------------------------------
Total:                            1,902   835,216,666.11      100.00
================================================================================


6.  ORIGINAL LTV RATIO
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Original LTV Ratio              Loans        Balance        Group
================================================================================
<= 50.000                           113    63,198,893.76        7.57
50.001 - 55.000                      65    33,004,596.22        3.95
55.001 - 60.000                     115    63,571,410.94        7.61
60.001 - 65.000                     129    72,578,960.15        8.69
65.001 - 70.000                     303   150,247,743.04       17.99
70.001 - 75.000                     501   212,676,383.99       25.46
75.001 - 80.000                     522   192,873,992.15       23.09
80.001 - 85.000                       7     2,158,621.79        0.26
85.001 - 90.000                     107    33,330,562.05        3.99
90.001 - 95.000                      40    11,575,502.02        1.39
--------------------------------------------------------------------------------
Total:                            1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Max: 95.000
Min: 12.730
Wgt Avg: 69.96
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


7.  SEASONING (MONTHS)
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Seasoning Months                Loans        Balance        Group
================================================================================
22 - 24                              58    25,012,701.77        2.99
25 - 27                             379   157,736,523.53       18.89
28 - 30                             558   253,177,215.87       30.31
31 - 33                             277   129,581,385.07       15.51
34 - 36                             283   127,514,765.40       15.27
37 - 39                             121    47,774,882.77        5.72
40 - 42                              54    22,346,134.36        2.68
43 - 45                              68    33,107,820.73        3.96
46 - 48                              43    17,291,158.31        2.07
49 - 51                              25    10,030,730.80        1.20
52 - 54                              17     5,531,079.62        0.66
55 - 57                               7     2,032,232.58        0.24
58 - 60                               1       460,722.25        0.06
64 - 66                               5     1,427,510.58        0.17
67 - 69                               3     1,223,179.47        0.15
70 - 72                               1       264,725.34        0.03
73 - 75                               1       373,646.75        0.04
76 - 78                               1       330,250.91        0.04
Total:                            1,902   835,216,666.11      100.00
================================================================================
Max: 76
Min: 24
WgtAv :32
================================================================================


8.  REMAINING TERM MONTHS
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Remaining Term Months           Loans        Balance        Group
================================================================================
133 - 144                             1       236,385.85        0.03
145 - 156                             2       783,037.70        0.09
277 - 288                             2       703,897.66        0.08
289 - 300                            10     3,376,137.64        0.40
301 - 312                            63    23,172,911.10        2.77
313 - 324                           346   145,853,703.59       17.46
325 - 336                         1,410   628,963,735.57       75.31
433 - 444                            11     7,775,533.47        0.93
445 - 456                            57    24,351,323.53        2.92
--------------------------------------------------------------------------------
Total:                            1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Max: 456
Min: 143
Wgt Avg: 332
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


9.  DOCUMENTATION TYPE
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
Documentation Type              Loans        Balance        Group
================================================================================
Full                                740   293,154,107.17       35.10
Reduced                              78    36,417,627.44        4.36
Low Doc                           1,079   503,239,509.14       60.25
Streamline Refi                       5     2,405,422.36        0.29
--------------------------------------------------------------------------------
Total:                            1,902   835,216,666.11      100.00
================================================================================


10.  STATE
================================================================================
                              Number of
                              Mortgage      Principal    Percent of
State                           Loans        Balance        Group
================================================================================
California                        1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Total:                            1,902   835 216,666.11      100.00
================================================================================


11.  MONTH YEAR
================================================================================
                               Number of
Month                          Mortgage          Principal     Percent of
Year                             Loans            Balance         Group
================================================================================
2001-12                                 120      57,247,140.76        6.85
2002-01                                 100      40,843,388.42        4.89
2002-02                                  85      41,926,532.66        5.02
2002-03                                 110      51,348,196.84        6.15
2002-04                                 160      72,669,888.35        8.70
2002-05                                 161      73,068,705.52        8.75
2002-06                                 216      98,045,339.66       11.74
2002-07                                 258     111,698,146.16       13.37
2002-08                                 230      95,763,605.04       11.47
2002-09                                 155      60,335,453.66        7.22
2002-10                                 141      59,816,725.15        7.16
2002-11                                 159      69,976,786.96        8.38
2002-12                                   6       2,240,794.64        0.27
2004-01                                   1         235,962.29        0.03
--------------------------------------------------------------------------------
Total:                                1,902     835,216,666.11      100.00
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


12.  MARGIN (%)
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
Margin %                         Loans            Balance         Group
================================================================================
2.376 - 2.500                               1     1,438,148.44        0.17
2.626 - 2.750                              22     8,009,664.97        0.96
2.751 - 2.875                           1,674   755,919,088.55       90.51
2.876 - 3.000                              10     5,755,269.37        0.69
3.001 - 3.125                               1       321,840.65        0.04
3.126 - 3.250                               3       944,038.32        0.11
3.251 - 3.375                              98    33,710,717.71        4.04
3.376 - 3.500                              77    23,976,322.13        2.87
3.501 - 3.625                               1       316,155.31        0.04
3.751 - 3.875                               9     3,132,830.10        0.38
4.251 - 4.375                               2       593,640.69        0.07
4.751 - 4.875                               4     1,098,949.87        0.13
--------------------------------------------------------------------------------
Total:                                  1,902   835 216,666.11      100.00
--------------------------------------------------------------------------------
Max: 4.875
Min: 2.500
Wgt Avg: 2.918
================================================================================


13.  CEILING RATE (%)
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
Ceilin Rate %                    Loans            Balance         Group
================================================================================
9.876 - 10.000                              4     3,067,940.32        0.37
10.626 - 10.750                            78    33,013,295.59        3.95
10.876 - 11.000                         1,400   638,712,366.32       76.47
11.126 - 11.250                             3       805,779.09        0.10
11.251 - 11.375                             4     1,238,987.54        0.15
11.376 - 11.500                           161    53,240,860.40        6.37
11.501 - 11.625                             6     5,935,731.09        0.71
11.626 - 11.750                             2       592,954.72        0.07
11.751 - 11.875                            29    14,063,398.22        1.68
11.876 - 12.000                           105    44,363,277.76        5.31
12.001 - 12.125                             5     1,827,561.22        0.22
12.126 - 12.250                            18     6,491,936.63        0.78
12.251 - 12.375                            12     4,222,547.41        0.51
12.376 - 12.500                            25     8,501,995.52        1.02
12.501 - 12.625                            13     5,336,065.13        0.64
12.626 - 12.750                             7     3,191,728.43        0.38
12.751 - 12.875                             7     3,198,588.77        0.38
12.876 - 13.000                             9     2,716,175.50        0.33
13.001 - 13.125                             2       624,853.28        0.07
13.126 - 13.250                             3     1,034,691.79        0.12
13.251 - 13.375                             2       543,605.34        0.07
13.376 - 13.500                             3     1,164,779.26        0.14
13.501 - 13.625                             1       282,889.53        0.03
13.626 - 13.750                             1       373,646.75        0.04
13.876 - 14.000                             1       340,860.44        0.04
14.626 - 14.750                             1       330,150.06        0.04
--------------------------------------------------------------------------------
Total:                                  1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Max: 14.650
Min: 9.950
Wgt Avg: 11.127
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


14.  FICO SCORES
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
FICO Scores                      Loans            Balance        Group
================================================================================
NOT SUPPLIED                               16     6,588,232.35       0.79
441 - 460                                   1       373,218.64       0.04
481 - 500                                   3     1,215,819.62       0.15
501 - 520                                   8     3,356,035.78       0.40
521 - 540                                  12     5,061,990.65       0.61
541 - 560                                  21     8,444,559.74       1.01
561 - 580                                  28    12,776,467.35       1.53
581 - 600                                  45    18,299,968.85       2.19
601 - 620                                  67    31,383,769.89       3.76
621 - 640                                 119    51,173,453.94       6.13
641 - 660                                 145    64,820,417.65       7.76
661 - 680                                 177    78,888,229.02       9.45
681 - 700                                 252   117,455,897.91      14.06
701 - 720                                 192    79,423,661.95       9.51
721 - 740                                 251   106,424,939.72      12.74
741 - 760                                 226    97,280,087.27      11.65
761 - 780                                 198    91,650,345.27      10.97
781 - 800                                 119    51,730,729.58       6.19
801 - 820                                  22     8,868,840.93       1.06
--------------------------------------------------------------------------------
Total:                                  1,902   835,216 666.11     100.00
--------------------------------------------------------------------------------
Min.: 453
Max.: 816
NZWA: 702
================================================================================


15.  PASS-THROUGH RATES
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
Pass-Through Rates               Loans            Balance         Group
================================================================================
2.501 - 2.750                               2     2,410,237.65        0.29
4.501 - 4.750                               5     1,815,471.29        0.22
4.751 - 5.000                              49    23,857,033.86        2.86
5.001 - 5.250                              82    33,602,816.68        4.02
5.251 - 5.500                             231   106,326,057.42       12.73
5.501 - 5.750                             541   246,851,494.48       29.56
5.751 - 6.000                             325   145,350,665.74       17.40
6.001 - 6.250                             211    85,957,156.89       10.29
6.251 - 6.500                             140    57,596,014.75        6.90
6.501 - 6.750                              82    32,122,742.22        3.85
6.751 - 7.000                              62    22,588,486.94        2.70
7.001 - 7.250                              32    11,835,154.43        1.42
7.251 - 7.500                              47    23,041,019.05        2.76
7.501 - 7.750                              70    31,702,187.78        3.80
7.751 - 8.000                              20     9,279,446.50        1.11
8.001 - 8.250                               3       880,680.43        0.11
--------------------------------------------------------------------------------
Total:                                  1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Max: 8.158
Min: 2.750
Wgt Avg: 5.926
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


================================================================================
16.   LOAN TERM (MONTHS)
                               Number of
                               Mortgage          Principal     Percent of
Loan Term (months)               Loans            Balance         Group
================================================================================
180                                         3     1,019,423.55        0.12
360                                     1,831   802,070,385.56       96.03
480                                        68    32,126,857.00        3.85
--------------------------------------------------------------------------------
Total:                                  1,902   835 216,666.11      100.00
--------------------------------------------------------------------------------
Max: 480
Min: 180
Wgt Avg: 364
================================================================================


17.  PERIODIC RATE CAP
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
Periodic Rate Cap                Loans            Balance         Group
================================================================================
1.876 - 2.000                           1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Total:                                  1,902   835 216 666.11      100.00
--------------------------------------------------------------------------------
Max: 2.000
Min: 2.000
Wgt Avg: 2.000
================================================================================


18.  FIRST PERIODIC RATE CAP
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
First Periodic Rate Cap          Loans            Balance         Group
================================================================================
1.876 - 2.000                           1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Total:                                  1,902   835,216,666.11      100.00
--------------------------------------------------------------------------------
Max: 2.000
Min: 2.000
Wgt Avg: 2.000
================================================================================


19.  INDEX
================================================================================
                               Number of
                               Mortgage          Principal     Percent of
Index                            Loans            Balance         Group
================================================================================
Treasury - 1 Year                         125    49,507,629.49        5.93
NITA                                    1,777   785,709,036.62       94.07
--------------------------------------------------------------------------------
Total:                                  1,902   835,216,666.11      100.00
================================================================================



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS A                     RUN TO 1% CLEANUP CALL / FORWARD CURVE

Balance    $808,072,000.00  Delay         18
Coupon     5.92567611       Dated         11/1/2001
Settle     11/30/2001       First Payment 12/19/2001

Price      10 CPR,          20 CPR,       25 CPR,       30 CPR,      35 CPR,     40 CPR,      45 CPR,      50 CPR,       60 CPR,
           Call (Y)         Call (Y)      Call (Y)      Call (Y)     Call (Y)    Call (Y)     Call (Y)     Call (Y)      Call (Y)
           Yield            Yield         Yield         Yield        Yield       Yield        Yield        Yield         Yield
100-24     6.738            6.23          5.993         5.768        5.557       5.356        5.166        4.982         4.623
100-25     6.732            6.221         5.982         5.755        5.541       5.338        5.144        4.958         4.591
100-26     6.726            6.211         5.97          5.741        5.524       5.319        5.123        4.933         4.559
100-27     6.72             6.202         5.959         5.727        5.508       5.3          5.101        4.908         4.527
100-28     6.714            6.192         5.947         5.714        5.492       5.282        5.08         4.884         4.495
100-29     6.708            6.183         5.936         5.7          5.476       5.263        5.059        4.859         4.463
100-30     6.702            6.173         5.924         5.686        5.46        5.244        5.037        4.835         4.431
100-31     6.697            6.164         5.913         5.673        5.444       5.226        5.016        4.81          4.399
101-00     6.691            6.154         5.902         5.659        5.428       5.207        4.994        4.786         4.367
101-01     6.685            6.145         5.89          5.646        5.412       5.189        4.973        4.761         4.335
101-02     6.679            6.136         5.879         5.632        5.396       5.17         4.951        4.737         4.304
101-03     6.673            6.126         5.867         5.618        5.38        5.152        4.93         4.712         4.272
101-04     6.667            6.117         5.856         5.605        5.364       5.133        4.909        4.688         4.24
101-05     6.661            6.107         5.844         5.591        5.348       5.114        4.887        4.663         4.208
101-06     6.655            6.098         5.833         5.578        5.332       5.096        4.866        4.639         4.177
101-07     6.649            6.089         5.822         5.564        5.316       5.077        4.845        4.614         4.145
101-08     6.643            6.079         5.81          5.55         5.3         5.059        4.823        4.59          4.113

WAL        7.51             4.06          3.2           2.61         2.17        1.83         1.57         1.36          1.03
Mod Dum    5.2              3.27          2.69          2.26         1.92        1.66         1.44         1.26          0.97
Principal  Dec01-Nov27      Dec01-May20   Dec01-Nov16   Dec01-Marl4  Dec01-Marl2 Dec01-Sep10  Dec01-Jun09  Dec01-Jun08   Dec01-Nov06
Window

CMT_1YR    FORWARD*         FORWARD*      FORWARD*      FORWARD*     FORWARD*    FORWARD*     FORWARD*     FORWARD*      FORWARD*
MTA*       FORWARD*         FORWARD*      FORWARD*      FORWARD*     FORWARD*    FORWARD*     FORWARD*     FORWARD*      FORWARD*
*SEE ASSUMED FORWARD CURVE -112701 FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS A                     RUN TO MATURITY / FORWARD CURVE

Balance     $808,072,000.00 Delay         18
Coupon      5.92567611      Dated         11/1/2001
Settle      11/30/2001      First Payment 12/19/2001

Price       10 CPR,         20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,      50 CPR,      60 CPR,
            Call (N)        Call (N)      Call (N)      Call (N)     Call (N)     Call (N)     Call (N)     Call (N)     Call (N)
            Yield           Yield         Yield         Yield        Yield        Yield        Yield        Yield        Yield
100-24      6.738           6.234         6.001         5.779        5.57         5.372        5.184        5.002        4.645
100-25      6.733           6.225         5.989         5.765        5.554        5.353        5.162        4.977        4.613
100-26      6.727           6.215         5.978         5.752        5.538        5.335        5.141        4.953        4.581
100-27      6.721           6.206         5.966         5.738        5.522        5.316        5.12         4.928        4.55
100-28      6.715           6.196         5.955         5.724        5.506        5.298        5.098        4.904        4.518
100-29      6.709           6.187         5.943         5.711        5.49         5.279        5.077        4.88         4.486
100-30      6.703           6.178         5.932         5.697        5.474        5.261        5.056        4.855        4.455
100-31      6.697           6.168         5.921         5.684        5.458        5.242        5.034        4.831        4.423
101-00      6.691           6.159         5.909         5.87         5.442        5.224        5.013        4.807        4.391
101-01      6.685           6.149         5.898         5.657        5.427        5.205        4.992        4.782        4.36
101-02      6.679           6.14          5.886         5.643        5.411        5.187        4.971        4.758        4.328
101-03      6.673           6.131         5.875         5.63         5.395        5.168        4.949        4.734        4.297
101-04      6.667           6.121         5.864         5.616        5.379        5.15         4.928        4.709        4.265
101-05      6.661           6.112         5.852         5.603        5.363        5.132        4.907        4.685        4.234
101-06      6.656           6.103         5.841         5.589        5.347        5.113        4.886        4.661        4.202
101-07      6.65            6.093         5.83          5.576        5.331        5.095        4.865        4.637        4.171
101-08      6.644           6.084         5.818         5.562        5.315        5.076        4.844        4,612        4.14

WAL         7.52            4.09          3.23          2.63         2.19         1.85         1.59         1.37         1.04
Mod Dum     5.2             3.28          2.71          2.27         1.94         1.67         1.45         1.27         0.97
Principal   Dec01-Feb31     Dec01-Feb31   Dec01-Feb31   Dec01-Feb31  Dec01-Feb31  Dec01-Feb31  Dec01-Aug30  Dec01-Dec29  Dec01-Dec25
Window

CMT 1YR     FORWARD*        FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*     FORWARD*     FORWARD*     FORWARD*
MTA*        FORWARD*        FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*     FORWARD*     FORWARD*     FORWARD*
*SEE ASSUMED FORWARD CURVE-112701FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS A                    RUN TO 1% CLEANUP CALL / STATIC INDICES

Balance    $808,072,000.00 Delay         18
Coupon     5.92567611      Dated         11/1/2001
Settle     11/30/2001      First Payment 12/19/2001

Price      10 CPR,         20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,      50 CPR,       60 CPR,
           Call (Y)        Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)      Call (Y)
           Yield           Yield         Yield         Yield        Yield        Yield        Yield        Yield         Yield
100-24     5.604           5.494         5.432         5.364        5.291        5.211        5.124        5.027         4.798
100-25     5.598           5.484         5.42          5.35         5.274        5.192        5.102        5.002         4.766
100-26     5.592           5.475         5.408         5.336        5.258        5.173        5.08         4.978         4.734
100-27     5.586           5.465         5.397         5.323        5.242        5.154        5.058        4.953         4.702
100-28     5.58            5.456         5.385         5.309        5.226        5.135        5.037        4.928         4.67
100-29     5.574           5.446         5.374         5.295        5.209        5.116        5.015        4.903         4.638
100-30     5.568           5.437         5.362         5.281        5.193        5.098        4.993        4.879         4.606
100-31     5.563           5.427         5.351         5.267        5.177        5.079        4.972        4.854         4.574
101-00     5.557           5.418         5.339         5.254        5.161        5.06         4.95         4.829         4.542
101-01     5.551           5.408         5.328         5.24         5.145        5.041        4.929        4.804         4.51
101-02     5.545           5.399         5.316         5.226        5.129        5.023        4.907        4.78          4.478
101-03     5.539           5.389         5.304         5.212        5.112        5.004        4.886        4.755         4.446
101-04     5.533           5.38          5.293         5.199        5.096        4.985        4.864        4.73          4.414
101-05     5.527           5.37          5.281         5.185        5.08         4.966        4.842        4.706         4.382
101-06     5.521           5.361         5.27          5.171        5.064        4.948        4.821        4.681         4.35
101-07     5.516           5.352         5.258         5.157        5.048        4.929        4.799        4.657         4.318
101-08     5.51            5.342         5.247         5.144        5.032        4.91         4.778        4.632         4.287

WAL        7.35            4.03          3.19          2.6          2.16         1.83         1.57         1.36          1.03
Mod Dum    5.24            3.24          2.67          2.24         1.9          1.64         1.43         1.25          0.96
Principal  Dec01-Aug27     Dec01-Jan20   Dec01-Aug16   Dec01-Feb14  Dec01-Feb12  Dec01-Aug10  Dec01-May09  Dec01-May08   Dec01-Nov06
Window

CMT_1YR    2.34779         2.34779       2.34779       2.34779      2.34779      2.34779      2.34779      2.34779       2.34779
MTA        4.08892         4.08892       4.08892       4.08892      4.08892      4.08892      4.08892      4.08892       4.08892

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS A                    RUN TO MATURITY / STATIC INDICES

Balance    $808,072,000.00 Delay         18
Coupon     5.92567611      Dated         11/1/2001
Settle     11/30/2001      First Payment 12/19/2001

Price      10 CPR,         20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,      50 CPR, Call  60 CPR,
           Call (N)        Call (N)      Call (N)      Call (N)     Call (N)     Call (N)     Call (N)     Call (N)      Call (N)
           Yield           Yield         Yield         Yield        Yield        Yield        Yield        Yield         Yield
100-24     5.604           5.495         5.433         5.366        5.293        5.214        5.128        5.032         4.805
100-25     5.598           5.485         5.422         5.352        5.277        5.195        5.106        5.008         4.773
100-26     5.592           5.476         5.41          5.338        5.261        5.177        5.085        4.983         4.741
100-27     5.586           5.466         5.398         5.325        5.245        5.158        5.063        4.958         4.709
100-28     5.58            5.457         5.387         5.311        5.229        5.139        5.042        4.934         4.677
100-29     5.574           5.447         5.375         5.297        5.213        5.12         5.02         4.909         4.645
100-30     5.569           5.438         5.364         5.283        5.196        5.102        4.999        4.885         4.613
100-31     5.563           5.428         5.352         5.27         5.18         5.083        4.977        4.86          4.582
101-00     5.557           5.419         5.341         5.256        5.164        5.064        4.956        4.836         4.55
101-01     5.551           5.409         5.329         5.242        5.148        5.046        4.934        4.811         4.518
101-02     5.545           5.4           5.318         5.229        5.132        5.027        4.913        4.786         4.486
101-03     5.539           5.39          5.306         5.215        5.116        5.008        4.891        4.762         4.455
101-04     5.533           5.381         5.295         5.201        5.1          4.99         4.87         4.738         4.423
101-05     5.527           5.372         5.283         5.188        5.084        4.971        4.849        4.713         4.391
101-06     5.522           5.362         5.272         5.174        5.068        4.953        4.827        4.689         4.36
101-07     5.516           5.353         5.261         5.16         5.052        4.934        4.806        4.664         4.328
101-08     5.51            5.343         5.249         5.147        5.036        4.916        4.784        4.64          4.297

WAL        7.36            4.05          3.21          2.62         2.18         1.85         1.59         1.37          1.04
Mod Durn   5.24            3.25          2.68          2.25         1.91         1.65         1.44         1.26          0.97
Principal  Dec01-Feb31     Dec01-Feb31   Dec01-Feb31   Dec01-Feb31  Dec01-Feb31  Dec01-Feb31  Dec01-Ju130  Dec01-Nov29   Dec01-Nov25
Window

CMT_1YR    2.34779         2.34779       2.34779       2.34779      2.34779      2.34779      2.34779      2.34779       2.34779
MTA        4.08892         4.08892       4.08892       4.08892      4.08892      4.08892      4.08892      4.08892       4.08892


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS-B1                  RUN TO 1% CLEANUP CALL / STATIC INDICES

Balance    $10,440,000.00 Delay         18
Coupon:    5.92567611     Dated         11/1/2001
Net Wac
Settle     11/30/2001     First Payment 12/19/2001

Price      10 CPR,        20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,       50 CPR,       60 CPR,
           Call (Y)       Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)     Call (Y)      Call (Y)      Call (Y)
           Yield          Yield         Yield         Yield        Yield        Yield        Yield         Yield         Yield
100-23     5.671          5.613         5.586         5.562        5.537        5.511        5.481         5.451         5.39
100-24     5.667          5.607         5.58          5.555        5.529        5.502        5.471         5.439         5.377
100-25     5.663          5.601         5.573         5.547        5.52         5.492        5.46          5.427         5.363
100-26     5.659          5.596         5.566         5.54         5.512        5.483        5.45          5.416         5.349
100-27     5.656          5.59          5.559         5.532        5.503        5.474        5.439         5.404         5.336
100-28     5.652          5.584         5.553         5.525        5.495        5.464        5.429         5.393         5.322
100-29     5.648          5.578         5.546         5.517        5.486        5.455        5.418         5.381         5.308
100-30     5.644          5.573         5.539         5.509        5.478        5.446        5.408         5.37          5.295
100-31     5.64           5.567         5.533         5.502        5.47         5.436        5.398         5.358         5.281
101-00     5.637          5.561         5.526         5.494        5.461        5.427        5.387         5.347         5.267
101-01     5.633          5.555         5.519         5.487        5.453        5.418        5.377         5.335         5.254
101-02     5.629          5.55          5.513         5.479        5.444        5.408        5.366         5.324         5.24
101-03     5.625          5.544         5.506         5.472        5.436        5.399        5.356         5.312         5.226
101-04     5.621          5.538         5.499         5.464        5.427        5.39         5.346         5.301         5.213
101-05     5.618          5.532         5.493         5.457        5.419        5.38         5.335         5.289         5.199
101-06     5.614          5.527         5.486         5.449        5.411        5.371        5.325         5.278         5.186
101-07     5.61           5.521         5.479         5.442        5.402        5.362        5.314         5.267         5.172

WAL        12.17          6.92          5.73          4.95         4.33         3.84         3.4           3.04          2.52
Mod Dum    8.13           5.35          4.6           4.09         3.65         3.3          2.96          2.68          2.26
Principal  Dec01-Aug27    Dec01-Jan20   Dec01-Aug16   Dec01-Feb14  Dec01-Feb12  Dec01-Aug10  Dec01-May09   Dec01-May08   Dec01-Nov06
Window

CMT_1YR    2.34779        2.34779       2.34779       2.34779      2.34779      2.34779      2.34779       2.34779       2.34779
MTA        4.08892        4.08892       4.08892       4.08892      4.08892      4.08892      4.08892       4.08892       4.08892

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS-B1                  RUN TO MATURITY / STATIC INDICES

Balance    $10,440,000.00 Delay         18
Coupon:    5.92567611     Dated         11/1/2001
Net Wac
Settle     11/30/2001     First Payment 12/19/2001

Price      10 CPR,        20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,       50 CPR,       60 CPR,
           Call (N)       Call (N)      Call (N)      Call (N)     Call (N)     Call (N)     Call (N)      Call (N)      Call (N)
           Yield          Yield         Yield         Yield        Yield        Yield        Yield         Yield         Yield
100-23     5.671          5.614         5.587         5.564        5.539        5.514        5.484         5.455         5.398
100-24     5.667          5.608         5.581         5.556        5.531        5.504        5.474         5.444         5.384
100-25     5.663          5.602         5.574         5.549        5.522        5.495        5.464         5.432         5.371
100-26     5.659          5.596         5.567         5.541        5.514        5.486        5.453         5.421         5.357
100-27     5.656          5.591         5.561         5.534        5.506        5.477        5.443         5.409         5.344
100-28     5.652          5.585         5.554         5.526        5.497        5.467        5.433         5.398         5.331
100-29     5.648          5.579         5.547         5.519        5.489        5.458        5.423         5.387         5.317
100-30     5.644          5.573         5.541         5.511        5.48         5.449        5.412         5.375         5.304
100-31     5.641          5.568         5.534         5.504        5.472        5.44         5.402         5.364         5.29
101-00     5.637          5.562         5.527         5.496        5.464        5.43         5.392         5.353         5.277
101-01     5.633          5.556         5.521         5.489        5.455        5.421        5.381         5.341         5.264
101-02     5.629          5.55          5.514         5.481        5.447        5.412        5.371         5.33          5.25
101-03     5.625          5.545         5.507         5.474        5.439        5.403        5.361         5.319         5.237
101-04     5.622          5.539         5.501         5.466        5.43         5.393        5.35          5.307         5.224
101-05     5.618          5.533         5.494         5.459        5.422        5.384        5.34          5.296         5.21
101-06     5.614          5.527         5.487         5.451        5.414        5.375        5.33          5.285         5.197
101-07     5.61           5.522         5.481         5.444        5.405        5.366        5.32          5.273         5.184

WAL        12.19          6.98          5.79          5.01         4.39         3.9          3.46          3.1           2.58
Mod Dum    8.14           5.37          4.62          4.11         3.68         3.33         2.99          2.72          2.3
Principal  Dec01-Feb31    Dec01-Feb31   Dec01-Feb31   Dec01-Feb31  Dec01-Feb31  Dec01-Mar30  Dec01-Nov29   Dec01-May28   Dec01-Ju123
Window

CMT_1YR    2.34779        2.34779       2.34779       2.34779      2.34779      2.34779       2.34779       2.34779       2.34779
MTA        4.08892        4.08892       4.08892       4.08892      4.08892      4.08892       4.08892       4.08892       4.08892

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-ARS CLASS-B2                  RUN TO 1% CLEANUP CALL / STATIC INDICES

Balance     $7,517,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,       50 CPR,       60 CPR,
            Call (Y)      Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)     Call (Y)      Call (Y)      Call (Y)
            Yield         Yield         Yield         Yield        Yield        Yield        Yield         Yield         Yield
99-28       5.774         5.77          5.769         5.768        5.767        5.766        5.765         5.764         5.762
99-29       5.77          5.764         5.762         5.76         5.758        5.757        5.755         5.753         5.749
99-30       5.766         5.758         5.755         5.753        5.75         5.747        5.744         5.741         5.735
99-31       5.762         5.753         5.748         5.745        5.741        5.738        5.733         5.729         5.721
100-00      5.759         5.747         5.742         5.737        5.733        5.728        5.723         5.717         5.707
100-01      5.755         5.741         5.735         5.73         5.724        5.719        5.712         5.706         5.693
100-02      5.751         5.735         5.728         5.722        5.716        5.709        5.702         5.694         5.679
100-03      5.747         5.729         5.721         5.714        5.707        5.7          5.691         5.683         5.665
100-04      5.743         5.723         5.715         5.707        5.699        5.69         5.681         5.671         5.652
100-05      5.739         5.718         5.708         5.699        5.69         5.681        5.67          5.659         5.638
100-06      5.736         5.712         5.701         5.691        5.682        5.671        5.66          5.648         5.624
100-07      5.732         5.706         5.694         5.684        5.673        5.662        5.649         5.636         5.61
100-08      5.728         5.7           5.687         5.676        5.664        5.652        5.638         5.624         5.596
100-09      5.724         5.694         5.681         5.669        5.656        5.643        5.628         5.613         5.583
100-10      5.72          5.688         5.674         5.661        5.647        5.634        5.617         5.601         5.569
100-11      5.716         5.683         5.667         5.653        5.639        5.624        5.607         5.589         5.555
100-12      5.713         5.677         5.66          5.646        5.63         5.615        5.596         5.578         5.541

WAL         12.17         6.92          5.73          4.95         4.33         3.84         3.4           3.04          2.52
Mod Dum     8.1           5.33          4.58          4.07         3.64         3.28         2.95          2.67          2.25
Principal   Dec01-Aug27   Dec01-Jan20   Dec01-Aug16   Dec01-Feb14  Dec01-Feb12  Dec01-Aug10  Dec01-May09   Dec01-May08   Dec01-Nov06
Window

CMT_1YR     2.34779       2.34779       2.34779       2.34779      2.34779       2.34779       2.34779       2.34779       2.34779
MTA         4.08892       4.08892       4.08892       4.08892      4.08892       4.08892       4.08892       4.08892       4.08892

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS-B2                  RUN TO MATURITY / STATIC INDICES

Balance     $7,517,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,      45 CPR,       50 CPR,       60 CPR,
            Call (N)      Call (N)      Call (N)      Call (N)     Call (N)     Call (N)     Call (N)      Call (N)      Call (N)
            Yield         Yield         Yield         Yield        Yield        Yield        Yield         Yield         Yield
99-28       5.774         5.77          5.769         5.768        5.767        5.766        5.765         5.764         5.763
99-29       5.77          5.764         5.762         5.76         5.759        5.757        5.755         5.753         5.749
99-30       5.766         5.759         5.755         5.753        5.75         5.747        5.744         5.741         5.735
99-31       5.763         5.753         5.749         5.745        5.742        5.738        5.734         5.73          5.722
100-00      5.759         5.747         5.742         5.738        5.733        5.729        5.723         5.718         5.708
100-01      5.755         5.741         5.735         5.73         5.725        5.719        5.713         5.707         5.695
100-02      5.751         5.735         5.728         5.722        5.716        5.71         5.703         5.695         5.681
100-03      5.747         5.729         5.722         5.715        5.708        5.7          5.692         5.684         5.668
100-04      5.743         5.724         5.715         5.707        5.699        5.691        5.682         5.672         5.654
100-05      5.74          5.718         5.708         5.7          5.691        5.682        5.671         5.661         5.64
100-06      5.736         5.712         5.701         5.692        5.682        5.672        5.661         5.649         5.627
100-07      5.732         5.706         5.695         5.684        5.674        5.663        5.65          5.638         5.613
100-08      5.728         5.7           5.688         5.677        5.665        5.654        5.64          5.626         5.6
100-09      5.724         5.695         5.681         5.669        5.657        5.644        5.63          5.615         5.586
100-10      5.72          5.689         5.674         5.662        5.649        5.635        5.619         5.603         5.573
100-11      5.717         5.683         5.668         5.654        5.64         5.626        5.609         5.592         5.559
100-12      5.713         5.677         5.661         5.647        5.632        5.616        5.598         5.581         5.546

WAL         12.19         6.98          5.79          5.01         4.39         3.9          3.46          3.1           2.58
Mod Dum     8.11          5.34          4.61          4.1          3.67         3.31         2.98          2.7           2.29
Principal   Dec0l-Feb31   Dec0l-Feb31   Dec0l-Feb31   Dec0l-Feb31  Dec0l-Feb31  Dec0l-Mar30  Dec0l-Oct29   Dec0l-Jan28   DecOl-Mar13
Window

CMT_1YR     2.34779       2.34779       2.34779       2.34779      2.34779      2.34779      2.34779       2.34779       2.34779
MTA         4.08892       4.08892       4.08892       4.08892      4.08892      4.08892      4.08892       4.08892       4.08892


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B3                  RUN TO 1% CLEANUP CALL / STATIC INDICES

Balance     $3,758,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,      60 CPR,
            Call (Y)      Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)      Call (Y)     Call (Y)     Call (Y)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield        Yield
94-10       6.489         6.857         7.031         7.189        7.355        7.528         7.73         7.934        8.339
94-12       6.481         6.844         7.017         7.172        7.337        7.507         7.707        7.909        8.309
94-14       6.472         6.832         7.002         7.155        7.318        7.486         7.684        7.883        8.279
94-16       6.464         6.819         6.987         7.139        7.299        7.466         7.661        7.858        8.248
94-18       6.455         6.806         6.972         7.122        7.281        7.445         7.638        7.833        8.218
94-20       6.447         6.794         6.958         7.106        7.262        7.425         7.615        7.807        8.188
94-22       6.439         6.781         6.943         7.089        7.244        7.404         7.592        7.782        8.158
94-24       6.43          6.768         6.928         7.073        7.225        7.384         7.569        7.757        8.128
94-26       6.422         6.756         6.914         7.056        7.207        7.363         7.546        7.732        8.098
94-28       6.414         6.743         6.899         7.039        7.189        7.343         7.523        7.706        8.068
94-30       6.405         6.73          6.884         7.023        7.17         7.322         7.5          7.681        8.038
95-00       6.397         6.718         6.87          7.007        7.152        7.302         7.478        7.656        8.008
95-02       6.389         6.705         6.855         6.99         7.133        7.281         7.455        7.631        7.978
95-04       6.381         6.693         6.84          6.974        7.115        7.261         7.432        7.606        7.949
95-06       6.372         6.68          6.826         6.957        7.097        7.241         7.409        7.581        7.919
95-08       6.364         6.667         6.811         6.941        7.078        7.22          7.387        7.556        7.889
95-10       6.356         6.655         6.797         6.924        7.06         7.2           7.364        7.53         7.859

WAL         12.17         6.92          5.73          4.95         4.33         3.84          3.4          3.04         2.52
Mod Dum     7.88          5.19          4.47          3.97         3.55         3.2           2.87         2.6          2.19
Principal   Dec01-Aug27   Dec01-Jan20   Dec01-Aug16   Dec01-Feb14  Dec0l-Feb12  Dec01-Aug10   Dec0l-May09  Dec0l-May08  Dec0l -Nov06
Window

CMT_1YR     2.34779       2.34779       2.34779       2.34779      2.34779      2.34779       2.34779      2.34779      2.34779
MTA         4.08892       4.08892       4.08892       4.08892      4.08892      4.08892       4.08892      4.08892      4.08892


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B3                  RUN TO MATURITY / STATIC INDICES

Balance     $3,758,000.00 Delay         18
Coupon:     0             Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (N)      Call (N)      Call (N)      Call (N)     Call (N)     Call (N)      Call (N)     Call (N)      Call (N)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
94-10       6.489         6.854         7.026         7.181        7.344        7.513         7.71         7.908         8.294
94-12       6.48          6.842         7.011         7.164        7.326        7.492         7.687        7.883         8.264
94-14       6.472         6.829         6.997         7.148        7.307        7.472         7.664        7.858         8.234
94-16       6.463         6.816         6.982         7.131        7.289        7.452         7.641        7.832         8.205
94-18       6.455         6.803         6.967         7.115        7.27         7.431         7.619        7.807         8.175
94-20       6.447         6.791         6.953         7.098        7.252        7.411         7.596        7.782         8.146
94-22       6.438         6.778         6.938         7.082        7.234        7.39          7.573        7.757         8.116
94-24       6.43          6.766         6.923         7.065        7.215        7.37          7.55         7.732         8.087
94-26       6.422         6.753         6.909         7.049        1.197        7.35          7.528        7.707         8.057
94-28       6.414         6.74          6.894         7.032        7.178        7.329         7.505        7.682         8.028
94-30       6.405         6.728         6.879         7.016        7.16         7.309         7.483        7.658         7.998
95-00       6.397         6.715         6.865         7            7.142        7.289         7.46         7.633         7.969
95-02       6.389         6.703         6.85          6.983        7.124        7.269         7.438        7.608         7.939
95-04       6.38          6.69          6.836         6.967        7.105        7.248         7.415        7.583         7.91
95-06       6.372         6.677         6.821         6.951        7.087        7.228         7.392        7.558         7.881
95-08       6.364         6.665         6.807         6.934        7.069        7.208         7.37         7.533         7.851
95-10       6.356         6.652         6.792         6.918        7.051        7.188         7.348        7.509         7.822

WAL         12.19         6.98          5.79          5.01         4.39         3.9           3.46         3.1           2.58
Mod Dum     7.89          5.2           4.48          3.99         3.58         3.23          2.9          2.63          2.22
Principal   Dec01-Feb31   Dec01-Feb31   Dec01-Feb31   Dec01-Feb31  Dec01-Nov30  Dec01-Feb30   Dec01-Ju129  Dec01-May27   Dec01-Ju122
Window

CMT_1YR     2.34779       2.34779       2.34779       2.34779      2.34779      2.34779       2.34779      2.34779       2.34779
MTA         4.08892       4.08892       4.08892       4.08892      4.08892      4.08892       4.08892      4.08892       4.08892


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B1                  RUN TO 1% CLEANUP CALL / FORWARD CURVE

Balance    $10,440,000.00 Delay         18
Coupon:    5.92567611     Dated         11/1/2001
Net Wac
Settle     11/30/2001     First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (Y)      Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)      Call (Y)     Call (Y)      Call (Y)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
100-23     7.072          6.61          6.411         6.243        6.084        5.937         5.793        5.663         5.43
100-24     7.068          6.604         6.404         6.236        6.076        5.928         5.783        5.652         5.417
100-25     7.064          6.599         6.397         6.228        6.067        5.919         5.773        5.64          5.403
100-26     7.06           6.593         6.391         6.221        6.059        5.909         5.762        5.629         5.39
100-27     7.056          6.587         6.384         6.213        6.05         5.9           5.752        5.618         5.376
100-28     7.053          6.581         6.377         6.205        6.042        5.891         5.741        5.606         5.362
100-29     7.049          6.575         6.371         6.198        6.033        5.881         5.731        5.595         5.349
100-30     7.045          6.57          6.364         6.19         6.025        5.872         5.721        5.583         5.335
100-31     7.041          6.564         6.357         6.183        6.017        5.863         5.71         5.572         5.322
101-00     7.037          6.558         6.35          6.175        6.008        5.854         5.7          5.56          5.308
101-01     7.033          6.552         6.344         6.168        6            5.844         5.69         5.549         5.295
101-02     7.029          6.546         6.337         6.16         5.992        5.835         5.679        5.538         5.281
101-03     7.025          6.541         6.33          6.153        5.983        5.826         5.669        5.526         5.268
101-04     7.021          6.535         6.324         6.145        5.975        5.816         5.659        5.515         5.254
101-05     7.017          6.529         6.317         6.138        5.966        5.807         5.648        5.503         5.241
101-06     7.013          6.523         6.31          6.13         5.958        5.798         5.638        5.492         5.227
101-07     7.01           6.517         6.304         6.123        5.95         5.789         5.628        5.481         5.213

WAL        12.5           7             5.77          4.97         4.35         3.85          3.4          3.05          2.52
Mod Dum    7.87           5.31          4.6           4.09         3.67         3.31          2.98         2.7           2.27
Principal  Dec01-Nov27    Dec01-May20   Dec01-Nov16   Dec01-Mar14  Dec01-Mar12  Dec01-Sep10   Dec01-Jun09  Dec01-Jun08   Dec01-Nov06
Window

CMT_1YR    FORWARD*       FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
MTA*       FORWARD*       FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*

*SEE ASSUMED FORWARD CURVE-112701FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B1                  RUN TO MATURITY/ FORWARD CURVE

Balance    $10,440,000.00 Delay         18
Coupon:    5.92567611     Dated         11/1/2001
Net Wac
Settle     11/30/2001     First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (N)      Call (N)      Call (N)      Call (N)     Call (N)     Call (N)      Call (N)     Call (N)      Call (N)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
100-23     7.073          6.614         6.418         6.254        6.099        5.956         5.817        5.693         5.478
100-24     7.069          6.608         6.411         6.247        6.091        5.947         5.807        5.682         5.465
100-25     7.065          6.603         6.405         6.239        6.082        5.938         5.797        5.671         5.451
100-26     7.061          6.597         6.398         6.232        6.074        5.929         5.787        5.659         5.438
100-27     7.057          6.591         6.391         6.224        6.066        5.919         5.776        5.648         5.425
100-28     7.053          6.585         6.385         6.217        6.057        5.91          5.766        5.637         5.411
100-29     7.049          6.58          6.378         6.209        6.049        5.901         5.756        5.625         5.398
100-30     7.045          6.574         6.371         6.202        6.041        5.892         5.746        5.614         5.385
100-31     7.041          6.568         6.365         6.194        6.032        5.883         5.735        5.603         5.372
101-00     7.037          6.562         6.358         6.187        6.024        5.873         5.725        5.592         5.358
101-01     7.033          6.556         6.351         6.179        6.016        5.864         5.715        5.58          5.345
101-02     7.029          6.551         6.345         6.172        6.007        5.855         5.705        5.569         5.332
101-03     7.026          6.545         6.338         6.165        5.999        5.846         5.694        5.558         5.318
101-04     7.022          6.539         6.331         6.157        5.991        5.837         5.684        5.547         5.305
101-05     7.018          6.533         6.325         6.15         5.983        5.827         5.674        5.535         5.292
101-06     7.014          6.528         6.318         6.142        5.974        5.818         5.664        5.524         5.279
101-07     7.01           6.522         6.311         6.135        5.966        5.809         5.654        5.513         5.265

WAL        12.52          7.06          5.83          5.03         4.41         3.91          3.46         3.1           2.58
Mod Dum    7.88           5.33          4.62          4.12         3.7          3.35          3.01         2.73          2.32
Principal  Dec01-Feb31    Dec01-Feb31   Dec01-Feb31   Dec01-Feb31  Dec01-Feb31  Dec01-Mar30   Dec01-Nov29  Dec01-Jul28   Dec01-Sep23
Window

CMT_1YR    FORWARD*       FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
MTA*       FORWARD*       FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
*SEE ASSUMED FORWARD CURVE-112701 FWD (10 YEAR PROJECTION)

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B2                  RUN TO 1% CLEANUP CALL / FORWARD CURVE

Balance     $7,517,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12119/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (Y)      Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)      Call (Y)     Call (Y)      Call (Y)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
99-28       7.179         6.768         6.594         6.448        6.313        6.191         6.076        5.975         5.8
99-29       7.175         6.762         6.587         6.441        6.304        6.181         6.065        5.963         5.787
99-30       7.171         6.756         6.58          6.433        6.296        6.172         6.055        5.952         5.773
99-31       7.167         6.751         6.573         6.425        6.287        6.162         6.044        5.94          5.759
100-00      7.163         6.745         6.566         6.418        6.279        6.153         6.034        5.928         5.745
100-01      7.159         6.739         6.56          6.41         6.27         6.144         6.023        5.917         5.731
100-02      7.155         6.733         6.553         6.402        6.262        6.134         6.013        5.905         5.718
100-03      7.151         6.727         6.546         6.395        6.253        6.125         6.002        5.894         5.704
100-04      7.147         6.721         6.539         6.387        6.245        6.115         5.992        5.882         5.69
100-05      7.143         6.715         6.532         6.38         6.236        6.106         5.981        5.871         5.677
100-06      7.139         6.71          6.526         6.372        6.228        6.097         5.971        5.859         5.663
100-07      7.135         6.704         6.519         6.364        6.219        6.087         5.96         5.847         5.649
100-08      7.131         6.698         6.512         6.357        6.211        6.078         5.95         5.836         5.635
100-09      7.127         6.692         6.505         6.349        6.202        6.068         5.939        5.824         5.622
100-10      7.123         6.686         6.499         6.342        6.194        6.059         5.929        5.813         5.608
100-11      7.119         6.68          6.492         6.334        6.185        6.05          5.918        5.801         5.594
100-12      7.115         6.674         6.485         6.326        6.177        6.04          5.908        5.79          5.581

WAL         12.5          7             5.77          4.97         4.35         3.85          3.4          3.05          2.52
Mod Dum     7.84          5.29          4.58          4.08         3.66         3.3           2.96         2.69          2.26
Principal   Dec01-Nov27   Dect)1-May20  Dec01-Nov16   Dec01-Marl 4 Dec01-Marl 2 Dec01-Sep10   Dec01-Jun09  DectO1-Jun08  Dec01-Nov06
Window

CMT_1YR     FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
MTA*        FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
*SEE ASSUMED FORWARD CURVE-112701FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B2                     RUN TO MATURITY/ FORWARD CURVE

Balance     $7,517,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (N)      Call (N)      Call (N)      Call (N)     Call (N)     Call (N)      Call (N)     Call (N)      Call (N)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
99-28       7.179         6.772         6.6           6.458        6.326        6.207         6.096        6             5.841
99-29       7.175         6.766         6.593         6.45         6.318        6.198         6.086        5.989         5.827
99-30       7.171         6.76          6.586         6.443        6.309        6.189         6.076        5.977         5.814
99-31       7.167         6.754         6.58          6.435        6.301        6.179         6.065        5.966         5.8
100-00      7.163         6.748         6.573         6.428        6.292        6.17          6.055        5.955         5.787
100-01      7.159         6.743         6.566         6.42         6.284        6.161         6.044        5.943         5.773
100-02      7.155         6.737         6.559         6.412        6.275        6.151         6.034        5.932         5.76
100-03      7.151         6.731         6.553         6.405        6.267        6.142         6.024        5.92          5.746
100-04      7.147         6.725         6.546         6.397        6.259        6.133         6.013        5.909         5.733
100-05      7.143         6.719         6.539         6.39         6.25         6.123         6.003        5.898         5.719
100-06      7.14          6.713         6.532         6.382        6.242        6.114         5.993        5.886         5.706
100-07      7.136         6.707         6.526         6.375        6.233        6.105         5.982        5.875         5.692
100-08      7.132         6.702         6.519         6.367        6.225        6.095         5.972        5.863         5.679
100-09      7.128         6.696         6.512         6.36         6.216        6.086         5.962        5.852         5.665
100-10      7.124         6.69          6.505         6.352        6.208        6.077         5.951        5.841         5.652
100-11      7.12          6.684         6.499         6.344        6.2          6.068         5.941        5.829         5.639
100-12      7.116         6.678         6.492         6.337        6.191        6.058         5.931        5.818         5.625

WAL         12.52         7.06          5.83          5.03         4.41         3.91          3.46         3.1           2.58
Mod Dum     7.84          5.31          4.6           4.11         3.69         3.33          3            2.72          2.31
Principal   DecOl-Feb31   DecOl-Feb31   DecOl-Feb31   DecOl-Feb31  DecOl-Feb31  DecOl-Mar30   DecOl-Oct29  DecOl-Mar28   DecOl-May23
Window

CMT_1YR     FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
MTA*        FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
*SEE ASSUMED FORWARD CURVE -112701FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B3                  RUN TO 1% CLEANUP CALL / FORWARD CURVE

Balance     $3,758,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (Y)      Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)      Call (Y)     Call (Y)      Call (Y)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
94-10       7.917         7.862         7.856         7.866        7.894        7.942         8.027        8.13          8.361
94-12       7.909         7.849         7.842         7.849        7.876        7.922         8.004        8.104         8.331
94-14       7.9           7.836         7.827         7.832        7.857        7.901         7.981        8.079         8.301
94-16       7.891         7.823         7.812         7.816        7.839        7.881         7.959        8.054         8.271
94-18       7.883         7.811         7.797         7.799        7.82         7.86          7.936        8.029         8.241
94-20       7.874         7.798         7.783         7.783        7.802        7.84          7.913        8.004         8.211
94-22       7.866         7.785         7.768         7.766        7.783        7.82          7.89         7.979         8.181
94-24       7.857         7.772         7.753         7.75         7.765        7.799         7.868        7.953         8.152
94-26       7.848         7.76          7.739         7.733        7.747        7.779         7.845        7.928         8.122
94-28       7.84          7.747         7.724         7.717        7.728        7.759         7.822        7.903         8.092
94-30       7.831         7.734         7.709         7.7          7.71         7.738         7.8          7.878         8.062
95-00       7.823         7.721         7.695         7.684        7.691        7.718         7.777        7.853         8.033
95-02       7.814         7.709         7.68          7.668        7.673        7.698         7.754        7.828         8.003
95-04       7.805         7.696         7.665         7.651        7.655        7.677         7.732        7.803         7.973
95-06       7.797         7.684         7.651         7.635        7.637        7.657         7.709        7.778         7.944
95-08       7.788         7.671         7.636         7.618        7.618        7.637         7.687        7.754         7.914
95-10       7.78          7.658         7.621         7.602        7.6          7.617         7.664        7.729         7.884

WAL         12.5          7             5.77          4.97         4.35         3.85          3.4          3.05          2.52
Mod Dum     7.63          5.16          4.47          3.98         3.57         3.22          2.89         2.62          2.2
Principal   Dec01-Nov27   Dec01-May20   Dec01-Nov16   Dec01-Mar14  Dec01-Mar12  Dec01-Sep10   Dec01-JUn09  Dec01-Jun08   Dec01-Nov06
Window

CMT_1YR     FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
MTA*        FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
*SEE ASSUMED FORWARD CURVE -112701FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


WAMU-2001-AR5 CLASS B3                  RUN TO MATURITY / FORWARD CURVE

Balance     $3,758,000.00 Delay         18
Coupon:     5.92567611    Dated         11/1/2001
Net Wac
Settle      11/30/2001    First Payment 12/19/2001

Price       10 CPR,       20 CPR,       25 CPR,       30 CPR,      35 CPR,      40 CPR,       45 CPR,      50 CPR,       60 CPR,
            Call (N)      Call (N)      Call (N)      Call (N)     Call (N)     Call (N)      Call (N)     Call (N)      Call (N)
            Yield         Yield         Yield         Yield        Yield        Yield         Yield        Yield         Yield
94-10       7.917         7.862         7.857         7.867        7.896        7.944         8.027        8.128         8.354
94-12       7.909         7.85          7.843         7.85         7.877        7.923         8.005        8.104         8.324
94-14       7.9           7.837         7.828         7.834        7.859        7.903         7.982        8.079         8.295
94-16       7.891         7.824         7.813         7.818        7.841        7.883         7.96         8.054         8.265
94-18       7.883         7.811         7.799         7.801        7.822        7.862         7.937        8.029         8.236
94-20       7.874         7.799         7.784         7.785        7.804        7.842         7.914        8.004         8.207
94-22       7.866         7.786         7.769         7.768        7.786        7.822         7.892        7.979         8.177
94-24       7.857         7.773         7.755         7.752        7.767        7.802         7.869        7.954         8.148
94-26       7.848         7.76          7.74          7.735        7.749        7.781         7.847        7.93          8.119
94-28       7.84          7.748         7.725         7.719        7.731        7.761         7.824        7.905         8.089
94-30       7.831         7.735         7.711         7.703        7.713        7.741         7.802        7.88          8.06
95-00       7.823         7.722         7.696         7.686        7.694        7.721         7.78         7.855         8.031
95-02       7.814         7.71          7.682         7.67         7.676        7.701         7.757        7.831         8.002
95-04       7.806         7.697         7.667         7.654        7.658        7.681         7.735        7.806         7.973
95-06       7.797         7.685         7.652         7.637        7.64         7.661         7.713        7.781         7.944
95-08       7.789         7.672         7.638         7.621        7.622        7.641         7.69         7.757         7.914
95-10       7.78          7.659         7.623         7.605        7.604        7.621         7.668        7.732         7.885

WAL         12.52         7.06          5.83          5.03         4.41         3.91          3.46         3.1           2.58
Mod Dum     7.64          5.17          4.48          4            3.59         3.25          2.92         2.65          2.24
Principal   Dec01-Feb31   Dec01-Feb31   Dec01-Feb31   Dec01-Feb31  Dec01-Jan31  Dec01-Feb30   Dec01-Aug29  Dec01-Jul27   Dec01-Sep22
Window

CMT_1YR     FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
MTA*        FORWARD*      FORWARD*      FORWARD*      FORWARD*     FORWARD*     FORWARD*      FORWARD*     FORWARD*      FORWARD*
*SEE ASSUMED FORWARD CURVE-112701 FWD (10 YEAR PROJECTION)


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


CURVE ASSUMPTIONS

                      ---------------------------------------------------------
                      CURVE:                  112701FWD
                      ---------------------------------------------------------
MONTH  1 MO. LIBOR*                             CMT         MTA
    0   2.12000       CURRENT CMT/CALC. MTA   2.34779     4.08892     TREAS2YR
    1   2.12887       FWD. CMT/CALC. MTA      2.48041     3.77707     3.06492
    2   2.12967       FWD. CMT/CALC. MTA      2.62417     3.51710     TREAS5YR
    3   2.13463       FWD. CMT/CALC. MTA      2.77956     3.33495     4.32181
    4   2.20616       FWD. CMT/CALC. MTA      2.94600     3.17658     TREAS10YF
    5   2.36032       FWD. CMT/CALC. MTA      3.11756     3.06374     4.94984
    6   2.58115       FWD. CMT/CALC. MTA      3.28692     2.99187
    7   2.80264       FWD. CMT/CALC. MTA      3.44812     2.95078
    8   3.00820       FWD. CMT/CALC. MTA      3.60082     2.93979
    9   3.19778       FWD. CMT/CALC. MTA      3.74615     2.93820
   10   3.37132       FWD. CMT/CALC. MTA      3.88521     2.96121
   11   3.52871       FWD. CMT/CALC. MTA      4.01913     3.04989
   12   3.67209       FWD. CMT/CALC. MTA      4.14904     3.19015
   13   3.81041       FWD. CMT/CALC. MTA      4.27584     3.34026
   14   3.94591       FWD. CMT/CALC. MTA      4.39947     3.48988
   15   4.07861       FWD. CMT/CALC. MTA      4.51961     3.63782
   16   4.20851       FWD. CMT/CALC. MTA      4.63594     3.78282
   17   4.33559       FWD. CMT/CALC. MTA      4.74811     3.92365
   18   4.45986       FWD. CMT/CALC. MTA      4.85578     4.05953
   19   4.58130       FWD. CMT/CALC. MTA      4.95860     4.19027
   20   4.69991       FWD. CMT/CALC. MTA      5.05620     4.31614
   21   4.81566       FWD. CMT/CALC. MTA      5.14821     4.43742
   22   4.92854       FWD. CMT/CALC. MTA      5.23424     4.55426
   23   5.03852       FWD. CMT/CALC. MTA      5.31390     4.66668
   24   5.14501       FWD. CMT/CALC. MTA      5.38677     4.77458
   25   5.24572       FWD. CMT/CALC. MTA      5.45260     4.87772
   26   5.34000       FWD. CMT/CALC. NITA     5.51173     4.97579
   27   5.42776       FWD. CMT/CALL. MTA      5.56465     5.06847
   28   5.50888       FWD. CMT/CALC. MTA      5.61188     5.15556
   29   5.58326       FWD. CMT/CALC. MTA      5.65391     5.23689
   30   5.65078       FWD. CMT/CALC. MTA      5.69128     5.31237
   31   5.71132       FWD. CMT/CALC. MTA      5.72453     5.38200
   32   5.76476       FWD. CMT/CALC. MTA      5.75418     5.44583
   33   5.81095       FWD. CMT/CALC. MTA      5.78080     5.50399
   34   5.84978       FWD. CMT/CALC. MTA      5.80496     5.55671
   35   5.88108       FWD. CMT/CALC. MTA      5.82722     5.60427
   36   5.90593       FWD. CMT/CALC. MTA      5.84816     5.64704
   37   5.92897       FWD. CMT/CALC. MTA      5.86830     5.68549
   38   5.95140       FWD. CMT/CALC. MTA      5.88770     5.72013
   39   5.97318       FWD. CMT/CALC. MTA      5.90635     5.75146
   40   5.99432       FWD. CMT/CALC. MTA      5.92425     5.77994
   41   6.01479       FWD. CMT/CALC. MTA      5.94137     5.80597
   42   6.03458       FWD. CMT/CALC. MTA      5.95769     5.82993



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


                      ---------------------------------------------------------
                      CURVE:                  112701FWD
                      ---------------------------------------------------------
MONTH   1 MO. LIBOR*                          CMT           MTA
   43   6.05367       FWD. CMT/CALC. MTA      5.97320     5.85213
   44   6.07206       FWD. CMT/CALC. MTA      5.98788     5.87285
   45   6.08972       FWD. CMT/CALC. MTA      6.00172     5.89232
   46   6.10665       FWD. CMT/CALC. MTA      6.01469     5.91073
   47   6.12281       FWD. CMT/CALC. MTA      6.02678     5.92821
   48   6.13821       FWD. CMT/CALC. MTA      6.03798     5.94484
   49   6.15282       FWD. CMT/CALC. MTA      6.04826     5.96066
   50   6.16663       FWD. CMT/CALC. MTA      6.05768     5.97566
   51   6.17962       FWD. CMT/CALC. MTA      6.06630     5.98982
   52   6.19177       FWD. CMT/CALC. MTA      6.07417     6.00315
   53   6.20306       FWD. CMT/CALC. MTA      6.08137     6.01564
   54   6.21348       FWD. CMT/CALC. MTA      6.08794     6.02731
   55   6.22301       FWD. CMT/CALC. MTA      6.09396     6.03816
   56   6.23163       FWD. CMT/CALC. MTA      6.09949     6.04823
   57   6.23932       FWD. CMT/CALC. MTA      6.10459     6.05753
   58   6.24607       FWD. CMT/CALC. MTA      6.10934     6.06610
   59   6.25184       FWD. CMT/CALC. MTA      6.11381     6.07399
   60   6.25678       FWD. CMT/CALC. MTA      6.11806     6.08124
   61   6.26145       FWD. CMT/CALC. MTA      6.12216     6.08791
   62   6.26599       FWD. CMT/CALC. MTA      6.12611     6.09407
   63   6.27041       FWD. CMT/CALC. MTA      6.12991     6.09978
   64   6.27469       FWD. CMT/CALC. MTA      6.13356     6.10508
   65   6.27885       FWD. CMT/CALC. MTA      6.13707     6.11003
   66   6.28286       FWD. CMT/CALC. MTA      6.14041     6.11467
   67   6.28674       FWD. CMT/CALC. MTA      6.14360     6.11904
   68   6.29049       FWD. CMT/CALC. MTA      6.14662     6.12318
   69   6.29408       FWD. CMT/CALC. MTA      6.14948     6.12710
   70   6.29754       FWD. CMT/CALC. MTA      6.15217     6.13084
   71   6.30084       FWD. CMT/CALC. MTA      6.15470     6.13441
   72   6.30399       FWD. CMT/CALC. MTA      6.15704     6.13782
   73   6.30699       FWD. CMT/CALC. MTA      6.15922     6.14107
   74   6.30984       FWD. CMT/CALC. MTA      6.16124     6.14416
   75   6.31252       FWD. CMT/CALC. MTA      6.16312     6.14709
   76   6.31504       FWD. CMT/CALC. MTA      6.16489     6.14985
   77   6.31740       FWD. CMT/CALC. MTA      6.16656     6.15246
   78   6.31959       FWD. CMT/CALC. MTA      6.16817     6.15492
   79   6.32160       FWD. CMT/CALC. MTA      6.16972     6.15723
   80   6.32345       FWD. CMT/CALC. MTA      6.17124     6.15941
   81   6.32511       FWD. CMT/CALC. MTA      6.17277     6.16146
   82   6.32660       FWD. CMT/CALC. MTA      6.17431     6.16340
   83   6.32790       FWD. CMT/CALC. MTA      6.17590     6.16525
   84   6.32907       FWD. CMT/CALC. MTA      6.17755     6.16702
   85   6.33026       FWD. CMT/CALC. MTA      6.17930     6.16872
   86   6.33154       FWD. CMT/CALC. MTA      6.18114     6.17040
   87   6.33289       FWD. CMT/CALC. MTA      6.18309     6.17206
   88   6.33433       FWD. CMT/CALC. MTA      6.18513     6.17372
   89   6.33586       FWD. CMT/CALC. MTA      6.18728     6.17541



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.

CSFB                                              ARMS DESK
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON CORPORATION            BRETT MARVIN    (212) 538-3831
                                                  BRIAN BOWES     (212) 538-3831
                                                  JOHN LEE        (212) 325-8623
                                                  BRIAN MURPHY    (212) 538-3734


                      ---------------------------------------------------------
                      CURVE:                  112701FWD
                      ---------------------------------------------------------
MONTH   1 MO. LIBOR*                           CMT         MTA
   90   6.33748       FWD. CMT/CALC. MTA      6.18954     6.17713
   91   6.33919       FWD. CMT/CALC. MTA      6.19190     6.17891
   92   6.34099       FWD. CMT/CALC. MTA      6.19438     6.18076
   93   6.34289       FWD. CMT/CALC. MTA      6.19698     6.18269
   94   6.34489       FWD. CMT/CALC. MTA      6.19969     6.18471
   95   6.34699       FWD. CMT/CALC. MTA      6.20252     6.18682
   96   6.34919       FWD. CMT/CALC. MTA      6.20548     6.18904
   97   6.35150       FWD. CMT/CALC. MTA      6.20857     6.19137
   98   6.35392       FWD. CMT/CALC. MTA      6.21178     6.19381
   99   6.35645       FWD. CMT/CALC. MTA      6.21513     6.19636
  100   6.35910       FWD. CMT/CALC. MTA      6.21862     6.19903
  101   6.36186       FWD. CMT/CALC. MTA      6.22224     6.20182
  102   6.36475       FWD. CMT/CALC. MTA      6.22601     6.20474
  103   6.36776       FWD. CMT/CALC. MTA      6.22992     6.20778
  104   6.37089       FWD. CMT/CALC. MTA      6.23399     6.21094
  105   6.37415       FWD. CMT/CALC. MTA      6.23820     6.21424
  106   6.37755       FWD. CMT/CALC. MTA      6.24258     6.21768
  107   6.38108       FWD. CMT/CALC. MTA      6.24711     6.22125
  108   6.38475       FWD. CMT/CALC. MTA      6.25180     6.22497
  109   6.38856       FWD. CMT/CALC. MTA      6.25666     6.22883
  110   6.39251       FWD. CMT/CALC. MTA      6.26167     6.23284
  111   6.39661       FWD. CMT/CALC. MTA      6.26681     6.23699
  112   6.40087       FWD. CMT/CALC. MTA      6.27208     6.24130
  113   6.40528       FWD. CMT/CALC. MTA      6.27744     6.24576
  114   6.40984       FWD. CMT/CALL. MTA      6.28289     6.25036
  115   6.41457       FWD. CMT/CALC. MTA      6.28841     6.25510
  116   6.41946       FWD. CMT/CALC. MTA      6.29398     6.25997
  117   6.42452       FWD. CMT/CALC. MTA      6.29959     6.26497
  118   6.42975       FWD. CMT/CALC. MTA      6.30520     6.27009
  119   6.43516       FWD. CMT/CALC. MTA      6.31082     6.27530
  120   6.44071       FWD. CMT/CALC. MTA      6.31640     6.28061

       *FORWARD 1 MONTH LIBOR



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the
Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will acutally perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of any offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of final prospectus relating to the securities.


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